Long-Term And Short-Term Financing Arrangements	12 Months Ended
Jan. 31, 2015
Debt Disclosure [Abstract]
Long-Term And Short-Term Financing Arrangements
LONG-TERM AND SHORT-TERM FINANCING ARRANGEMENTS

Credit Agreement
On December 18, 2014, the Company and certain of its subsidiaries (the “Loan Parties”) entered into a Fourth Amended and Restated Credit Agreement (“Credit Agreement”). The Credit Agreement matures on December 18, 2019 and provides for a revolving credit facility in an aggregate amount of up to $600.0 million, subject to the calculated borrowing base restrictions, and provides for an increase at the Company’s option by up to $150.0 million from time to time during the term of the Credit Agreement, subject to satisfaction of certain conditions and the willingness of existing or new lenders to assume the increase. The Credit Agreement amended and restated the Third Amended and Restated Credit Agreement, dated as of January 7, 2011 (the "Former Credit Agreement").

Borrowing availability under the Credit Agreement is limited to the lesser of the total commitments and the borrowing base ("Loan Cap"), which is based on stated percentages of the sum of eligible accounts receivable, eligible inventory and eligible credit card receivables, as defined, less applicable reserves. Under the Credit Agreement, the Loan Parties’ obligations are secured by a first-priority security interest in all accounts receivable, inventory and certain other collateral.

Interest on borrowings is at variable rates based on the London Interbank Offered Rate (“LIBOR”) or the prime rate, as defined in the Credit Agreement, plus a spread. The interest rate and fees for letters of credit vary based upon the level of excess availability under the Credit Agreement. There is an unused line fee payable on the unused portion under the facility and a letter of credit fee payable on the outstanding face amount under letters of credit.

The Credit Agreement limits the Company’s ability to create, incur, assume or permit to exist additional indebtedness and liens, make investments or specified payments, give guarantees, pay dividends, make capital expenditures and merge or acquire or sell assets. In addition, certain additional covenants would be triggered if excess availability were to fall below specified levels, including fixed charge coverage ratio requirements. Furthermore, if excess availability falls below 12.5% of the Loan Cap for three consecutive business days or an event of default occurs, the lenders may assume dominion and control over the Company’s cash (a “cash dominion event”) until such event of default is cured or waived or the excess availability exceeds such amount for 30 consecutive days, provided that a cash dominion event shall be deemed continuing (even if an event of default is no longer continuing and/or excess availability exceeds the required amount for 30 consecutive business days) after a cash dominion event has occurred and been discontinued on two occasions in any twelve month period.

The Credit Agreement contains customary events of default, including, without limitation, payment defaults, breaches of representations and warranties, covenant defaults, cross-defaults to other material indebtedness, certain events of bankruptcy and insolvency, judgment defaults in excess of a certain threshold, the failure of any guaranty or security document supporting the agreement to be in full force and effect, and a change of control event. In addition, if the excess availability falls below the greater of (i) 10.0% of the lesser of the Loan Cap and (ii) $50.0 million, and the fixed charge coverage ratio is less than 1.0 to 1.0, the Company would be in default under the Credit Agreement. The Credit Agreement also contains certain other covenants and restrictions. The Company was in compliance with all covenants and restrictions under the Credit Agreement as of January 31, 2015.

The maximum amount of borrowings under the Credit Agreement at the end of any month was $74.0 million in 2014 and $159.0 million in 2013. The average daily borrowings during the year were $37.6 million in 2014 and $69.3 million in 2013. The weighted-average interest rates approximated 2.9% in 2014 and 2.8% in 2013.

At January 31, 2015, the Company had no borrowings outstanding and $6.3 million in letters of credit outstanding under the Credit Agreement. Total additional borrowing availability was $525.6 million at January 31, 2015.

Loss on Early Extinguishment of Debt
During 2014, we incurred a loss of $0.4 million on the early extinguishment of the Former Credit Agreement prior to maturity.

$200 Million Senior Notes Due 2019
On May 11, 2011, the Company closed on an offering (the “Offering”) of $200.0 million aggregate principal amount of 7.125% Senior Notes due 2019 (the “2019 Senior Notes”). The Company used a portion of the net proceeds to call and redeem the outstanding 8.75% senior notes due in 2012 (the “2012 Senior Notes”). The Company used the remaining net proceeds for general corporate purposes, including repaying amounts outstanding under the Former Credit Agreement.

The 2019 Senior Notes are guaranteed on a senior unsecured basis by each of the subsidiaries of the Company that is an obligor under the Credit Agreement. Interest on the 2019 Senior Notes is payable on May 15 and November 15 of each year. The 2019 Senior Notes mature on May 15, 2019. The Company may redeem all or a part of the 2019 Senior Notes at the redemption prices (expressed as a percentage of principal) set forth below plus accrued and unpaid interest, if redeemed during the 12-month period beginning on May 15 of the years indicated below:

Year	Percentage
2015	103.563%
2016	101.781%
2017 and thereafter	100.000%

The 2019 Senior Notes also contain certain other covenants and restrictions that limit certain activities, including, among other things, levels of indebtedness, payments of dividends, the guarantee or pledge of assets, certain investments, common stock repurchases, mergers and acquisitions and sales of assets. As of January 31, 2015, the Company was in compliance with all covenants and restrictions relating to the 2019 Senior Notes.

Cash payments of interest for these financing arrangements during 2014, 2013 and 2012 were $17.9 million, $18.7 million and $20.3 million, respectively.